                                                                    Exhibit 10.3

                             SUBSCRIPTION AGREEMENT

          SUBSCRIPTION  AGREEMENT  made as of  this  5th  day of  January  2006, between Marco Hi-Tech JV Ltd., a New York corporation,  with offices at One Penn
Plaza,   Suite  2514,  New  York,  New  York  10119  and  the  undersigned  (the
"Subscriber").  The term  Company as used  herein is defined as set forth in the
PPM (as defined below).

          WHEREAS,  pursuant to a Confidential Memorandum dated January 5, 2006,
(the "PPM"),  the Company is offering in a private placement (the "Offering") to accredited investors up to 150 Units for a purchase price of $25,000 per Unit to a maximum of  $3,750,000.  Each Unit  consists of 10,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"),  and a three-year warrant  to  purchase  2,500  shares  of Common  Stock at $5.00  per share  (the
"Warrants"); and

          WHEREAS,  the Subscriber  desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions  hereinafter set forth.

          NOW,  THEREFORE,  for and in  consideration  of the  premises  and the mutual  covenants  hereinafter set forth,  the parties hereto do hereby agree as follows:

     I.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

          1.1  Subject to the terms and conditions  hereinafter  set forth,  the
Subscriber  hereby  subscribes  for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof, at a price equal to $25,000 per Unit, and the Company agrees to sell such Units to the Subscriber for  said  purchase  price,  subject  to the  Company's  right  to  sell  to the
Subscriber  such lesser number of Units (or no Units) as the Company may, in its sole discretion,  deem necessary or desirable.  The purchase price is payable by wire  transfer of  immediately  available  funds to the account of the  Company, pursuant to the wire instructions attached hereto as EXHIBIT A.

          1.2  The Subscriber  recognizes  that the purchase of Units involves a high  degree  of  risk  in that  (i) an  investment  in the  Company  is  highly speculative  and  only  investors  who  can  afford  the  loss of  their  entire investment  should  consider  investing  in the Company and the Units;  (ii) the
Units are not  registered  under the  Securities  Act of 1933,  as amended  (the
"Act"),  or any state  securities  law; (iii) there is no trading market for the
Units,  none is likely ever to develop,  and the  Subscriber  may not be able to liquidate  his,  her or its  investment;  (iv)  transferability  of the Units is extremely limited;  and (v) an investor could suffer the loss of his, her or its entire investment.

          1.3  The  Subscriber  is an  "accredited  investor"  as  such  term in defined in Rule 501 of  Regulation  D  promulgated  under the Act,  and that the
Subscriber is able to bear the economic risk of an investment in the Units.

          1.4  The  Subscriber  has  prior  investment   experience   (including
investment  in non  listed  and non  registered  securities),  and has  read and evaluated,  or has employed the services of an investment  advisor,  attorney or accountant  to  read  and  evaluate,  all of the  documents  furnished  or  made available  by the  Company  to the  Subscriber  and  to  all  other  prospective investors  in the Units,  including  the PPM, as well as the merits and risks of such an investment by the Subscriber.  The  Subscriber's  overall  commitment to investments  which are not readily  marketable  is not  disproportionate  to the
Subscriber's net worth,  and the  Subscriber's  investment in the Units will not cause  such  overall  commitment  to become  excessive.  The  Subscriber,  if an individual,  has adequate  means of providing  for his or her current  needs and personal and family  contingencies  and has no need for  liquidity in his or her investment in the Units. The Subscriber is financially able to bear the economic risk of this  investment,  including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

          1.5  The  Subscriber  acknowledges  receipt and careful  review of the
PPM, the draft Current  Report on Form 8-K with regard to the  Company's  merger with a  publicly-traded  company,  all  supplements  to the PPM,  and all  other documents  furnished in  connection  with this  transaction  (collectively,  the
"Offering Documents") and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has  requested  or desires to know;  and the  Subscriber  has been  afforded the opportunity  to ask  questions  of and  receive  answers  from  duly  authorized officers  or other  representatives  of the  Company  concerning  the  terms and conditions of the Offering,  and any additional information which the Subscriber has requested.

          1.6  The  Subscriber  acknowledges  that the  purchase  of  Units  may involve tax consequences to the Subscriber and that the contents of the Offering
Documents  do not contain  tax  advice.  The  Subscriber  acknowledges  that the
Subscriber must retain his, her or its own professional advisors to evaluate the tax and other  consequences to the Subscriber of an investment in the Units. The
Subscriber  acknowledges  that it is the  responsibility  of the  Subscriber  to determine the  appropriateness  and the merits of a corporate  entity to own the
Subscriber's Units and the corporate structure of such entity.

          1.7  The  Subscriber  acknowledges  that  this  Offering  has not been reviewed by the  Securities  and  Exchange  Commission  (the "SEC") or any state securities commission,  and that no federal or state agency has made any finding or  determination  regarding  the  fairness  or  merits  of  the  Offering.  The
Subscriber represents that the Units are being purchased for his, her or its own account,  for investment only, and not with a view toward distribution or resale to others.  The Subscriber  agrees that he, she or it will not sell or otherwise transfer the Units or the Common Stock and Warrants comprising the Units, unless they are registered under the Act or unless an exemption from such  registration is available, as the same may be amended from time to time.

          1.8  The Subscriber  understands that the provisions of Rule 144 under the Act are not  available  for at least one (1) year to permit  resales  of the
Units or the Common Stock and Warrants comprising the Units, and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be  satisfied.  The  Subscriber  understands  that the  Company is under no obligation  to comply with the  conditions  of Rule 144 or take any other action necessary in order to make any exemption for the sale of the Units or the Common
Stock and Warrants comprising the Units without registration available.

          1.9  The  Subscriber  agrees to hold the  Company  and its  directors, officers and controlling  persons and their respective  heirs,  representatives, successors and assigns  harmless and to indemnify them against all  liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation  of the  Act  (including  without  limitation  the  rules  promulgated thereunder),  any  state  securities  laws,  or  the  Company's  certificate  of incorporation or by-laws, as amended from time to time.

          1.10 The  Subscriber  consents  to the  placement  of a legend  on any certificate  or other  document  evidencing the Units stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

          1.11 The Subscriber  understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and
it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

          1.12 The  Subscriber   hereby  represents  that  the  address  of  the
Subscriber  furnished  at  the  end  of  this  Subscription   Agreement  is  the
undersigned's  principal  residence if the  Subscriber  is an  individual or its principal business address if it is a corporation or other entity.

          1.13 The  Subscriber   acknowledges   that  if  the  Subscriber  is  a
Registered  Representative of an NASD member firm, the Subscriber must give such firm the notice  required by the NASD's Conduct Rules,  receipt of which must be acknowledged by such firm on the signature page hereof.

          1.14 The Subscriber  hereby  represents that,  except as expressly set forth in the Offering Documents, no representations or warranties have been made to the  Subscriber  by the Company or any agent,  employee or  affiliate  of the
Company and in entering into this transaction,  the Subscriber is not relying on any  information,  other than that  contained in the Offering  Documents and the results of independent investigation by the Subscriber.

          1.15 All  information  provided  by the  Subscriber  in  the  Investor
Questionnaire  attached  as  EXHIBIT  B to the PPM is true and  accurate  in all respects,  and the Subscriber  acknowledges  that the Company will be relying on such  information to its possible  detriment in deciding whether the Company can sell these  securities to the  Subscriber  without giving rise to the loss of an exemption from registration under the applicable securities laws.

          1.16 The Subscriber is aware that the Company has not entered into any agreement or understanding  providing for the purchase of any business or assets other than those referred to in the PPM and no such  agreements  have been made, or are being negotiated,  and that by execution of this Subscription  Agreement,

the Subscriber  consents to any and all resulting  terms of such purchases which will be in the sole  discretion  of the Company over which the  Subscriber  will have no effective influence.

     II.  REPRESENTATIONS BY THE COMPANY

          The Company  represents and warrants to the Subscriber that as of the date of the closing of this Offering (the "Closing Date"):

               (a)  The  Company is a  corporation  duly  incorporated,  validly existing  and in good  standing  under the laws of the State of Delaware and has the  corporate  power to conduct the business  which it conducts and proposes to conduct.

               (b)  The execution, delivery and performance of this Subscription
Agreement by the Company have been duly  authorized by the Company and all other corporate  action required to authorize and consummate the offer and sale of the
Units have been duly taken and approved.

               (c)  The Units have been duly and validly authorized and issued.

               (d)  The Company has obtained, or is in the process of obtaining, all licenses,  permits and other  governmental  authorizations  necessary to the conduct of its  business,  except where the failure to so obtain such  licenses, permits  and  authorizations  would not have a  material  adverse  effect on the
Company. Such licenses,  permits and other governmental  authorizations obtained are in full force and effect, except where the failure to be so would not have a material  adverse  effect on the  Company,  and the  Company is in all  material respects complying therewith.

               (e)  The  Company  knows of no  pending  or  threatened  legal or governmental  proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

               (f)  The Company is not in  violation  of or default  under,  nor will the execution and delivery of this  Subscription  Agreement or the issuance of the Units,  or the  consummation  of the  transactions  herein  contemplated, result  in a  violation  of,  or  constitute  a  default  under,  the  Company's certificate of incorporation or by-laws, any material  obligations,  agreements, covenants or conditions contained in any bond, debenture, note or other evidence
of  indebtedness  or  in  any  material  contract,  indenture,   mortgage,  loan
agreement,  lease,  joint venture or other  agreement or instrument to which the
Company is a party or by which it or any of its  properties  may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

     III. COVENANTS BY THE COMPANY

          The Company  agrees  Subscribers  shall have the certain  registration rights with respect to the shares of Common Stock underlying the Units issued to
Subscribers  pursuant to the terms of the Registration  Rights Agreement annexed hereto as EXHIBIT C.

     IV.  TERMS OF SUBSCRIPTION

          4.1  Subject to Section 4.2 hereof, the subscription period will begin as of January 5, 2006 and will  terminate at 11:59 PM Eastern  Time, on February
28, 2006, unless sooner terminated by the Company, or extended by the Company.

          4.2  The Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company's account in accordance with the wire instructions set forth on EXHIBIT A hereto.

          4.3  The  Subscriber  hereby  authorizes  and  directs  the Company to deliver any certificates or other written instruments  representing the Units to be issued to such  Subscriber  pursuant to this  Subscription  Agreement  to the address indicated on the signature page hereof.

          4.4  The  Subscriber  hereby  authorizes  and  directs  the Company to return any funds,  without  interest,  for unaccepted  subscriptions to the same account from which the funds were drawn.

          4.5  If the Subscriber is not a United States person,  such Subscriber shall  immediately  notify the Company and the Subscriber hereby represents that the  Subscriber  is  satisfied  as to the  full  observance  of the  laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement,  including (i) the legal requirements within its  jurisdiction  for the  purchase  of the Units,  (ii) any  foreign  exchange restrictions  applicable  to such  purchase,  (iii)  any  governmental  or other consents  that may need to be  obtained,  and (iv) the  income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or  transfer  of the Units or the  securities  comprising  the Units.  Such
Subscriber's  subscription and payment for, and continued  beneficial  ownership of,  the Units and the  securities  comprising  the Units will not  violate  any applicable securities or other laws of the Subscriber's jurisdiction.

     V.   MISCELLANEOUS

          5.1  Any notice or other communication given hereunder shall be deemed sufficient  if in writing and sent by  reputable  overnight  courier,  facsimile
(with receipt of confirmation)  or registered or certified mail,  return receipt requested,  addressed  to the  Company,  at the  address  set forth in the first paragraph hereof, Attention Reuben Seltzer, facsimile (212) 798-8180, and to the
Subscriber at the address indicated on the signature page hereof.  Notices shall be deemed to have been given on the date of mailing  or fax,  except  notices of change of address, which shall be deemed to have been given when received.

          5.2  This  Subscription  Agreement  shall not be changed,  modified or amended  except  by a writing  signed by the  parties  to be  charged,  and this
Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

          5.3  This  Subscription  Agreement  shall be binding upon and inure to the  benefit  of  the  parties  hereto  and to  their  respective  heirs,  legal representatives,  successors and assigns. This Subscription Agreement sets forth the entire  agreement  and  understanding  between the parties as to the subject matter thereof and merges and supersedes all prior  discussions,  agreements and understandings of any and every nature among them.

          5.4  Notwithstanding  the place where this Subscription  Agreement may be executed by any of the parties hereto,  the parties  expressly agree that all the terms and  provisions  hereof  shall be  construed  in  accordance  with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise  between them arising out of or in connection  with this
Subscription  Agreement  shall be adjudicated  before a court located in Broward
County,  Florida and they hereby  submit to the  exclusive  jurisdiction  of the federal and state courts of the State of Florida  located in Broward County with respect  to  any  action  or  legal  proceeding  commenced  by  any  party,  and irrevocably  waive any objection  they now or hereafter may have  respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an  inconvenient  forum,  relating  to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities  hereunder,  and consent to the service of process in any such action or legal  proceeding by means of registered or certified  mail,  return  receipt requested,  in care of the address set forth below or such other  address as the undersigned shall furnish in writing to the other.

          5.5  This Subscription Agreement may be executed in counterparts. Upon the execution  and delivery of this  Subscription  Agreement by the  Subscriber, this Subscription  Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided;  subject,  however, to the right hereby  reserved to the Company to (i) enter into the same  agreements with other  subscribers,  (ii) add and/or to delete other persons as subscribers and (iii) cut back or reject any subscription.

          5.6  The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent  jurisdiction  shall not affect any other provision of this Subscription  Agreement,  which shall remain in full force and effect.

          5.7  It is agreed  that a waiver  by  either  party of a breach of any provision of this Subscription Agreement shall not operate, or be construed,  as a waiver of any subsequent breach by that same party.

          5.8  The  parties  agree to  execute  and  deliver  all  such  further documents,  agreements and instruments and take such other and further action as may be  necessary  or  appropriate  to carry out the purposes and intent of this
Subscription Agreement.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS  WHEREOF,  the  parties  have  executed  this  Subscription
Agreement as of the day and year first written above.

______________________________  X $25,000 for each Unit     = $_____________________.
Number of Units subscribed for                              Aggregate Purchase Price

             MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE):

1.  ___  Individual                        7.   ___  Trust/Estate/Pension or Profit sharing
                                                     Plan
                                                     Date Opened:______________

2.  ___  Joint Tenants with Right of       8.   ___  As a Custodian for
         Survivorship                                ________________________________
                                                     Under the Uniform Gift to Minors Act
                                                     of the State of
                                                     ________________________________

3.  ___  Community Property                9.   ___  Married with Separate Property

4.  ___  Tenants in Common                 10.  ___  Keogh

5.  ___  Corporation/Partnership/ Limited  11.  ___  Tenants by the Entirety
         Liability Company

6.  ___  IRA                               12.  ___  Foundation described in Section
                                                     501(c)(3)of the Internal Revenue Code
                                                     of 1986, as amended.

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

                          EXECUTION BY NATURAL PERSONS

________________________________________________________________________________
Exact Name in Which Title is to be Held

_________________________________           ____________________________________
Name (Please Print)                         Name of Additional Subscriber

_________________________________           ____________________________________
Residence: Number and Street                Address of Additional Subscriber

_________________________________           ____________________________________
City, State and Zip Code                    City, State and Zip Code

_________________________________           ____________________________________
Social Security Number                      Social Security Number

_________________________________           ____________________________________
Telephone Number                            Telephone Number

_________________________________           ____________________________________
Fax Number (if available)                   Fax Number (if available)

_________________________________           ____________________________________
E-Mail (if available)                       E-Mail (if available)

_________________________________           ____________________________________
(Signature)                                 (Signature of Additional Subscriber)

                                    ACCEPTED this ___ day of _________ 2006,
                                    on behalf Marco Hi-Tech JV Ltd.

                                    By: ________________________________________
                                        Name:
                                        Title:

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

________________________________________________________________________________
                          Name of Entity (Please Print)

Date of Incorporation or Organization: _________________________________________

State of Principal Office: _____________________________________________________

Federal Taxpayer Identification Number: ________________________________________

__________________________________________
Office Address

__________________________________________
City, State and Zip Code

__________________________________________
Telephone Number

__________________________________________
Fax Number (if available)

__________________________________________
E-Mail (if available)

[seal]                                          By: ____________________________
                                                    Name:
Attest:  ________________________________           Title:
(If Entity is a Corporation)

*IF SUBSCRIBER IS A REGISTERED
REPRESENTATIVE WITH AN NASD MEMBER FIRM,
HAVE THE FOLLOWING ACKNOWLEDGEMENT SIGNED
BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges  receipt of the notice
required by Rule 3050 of the NASD
Conduct Rules

                                        ACCEPTED  this ____ day  of  __________
                                        2006, on behalf of Marco Hi-Tech JV Ltd.

                                        By: ____________________________________
                                           Name:
                                           Title: